                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:


[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

[_] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))


                                AptarGroup, Inc.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO] APTAR*GROUP                        475 West Terra Cotta Avenue, Suite E
                                          Crystal Lake, Illinois 60014
                                          815-477-0424



                                          April 8, 2002

Dear Stockholder,

    It is my pleasure to invite you to attend our annual meeting of stockholders on Wednesday, May 8, 2002. At the meeting, we will review Aptar's performance for fiscal year 2001 and our outlook for the future.

    A notice of the annual meeting and proxy statement are attached. You will also find enclosed your proxy voting card. The vote of each stockholder is important to us. Whether or not you expect to attend the annual meeting, I urge you to complete and return the enclosed proxy card as soon as possible in the accompanying postage-paid envelope, or alternatively, vote by telephone or by the internet.

    I look forward to seeing you on May 8/th and addressing your questions and comments. /

                                          Sincerely,

                                          /s/ Carl A. Siebel

                                          Carl A. Siebel
                                          President and Chief Executive Officer

[LOGO] APTAR*GROUP                        475 West Terra Cotta Avenue, Suite E
                                          Crystal Lake, Illinois 60014
                                          815-477-0424

                                          April 8, 2002

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

    The annual meeting of stockholders of AptarGroup, Inc. will be held on Wednesday, May 8, 2002 at 9:00 a.m., at the offices of Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, 55/th Floor, Chicago, Illinois, 60603 to consider and take action on the following: /

1. Election of three directors to terms of office expiring at the annual meeting in 2005; and

2.  Transaction of any other business that is properly raised at the meeting.

    Your Board of Directors recommends a vote FOR the election of the three director nominees.

    Stockholders owning our common stock as of the close of business on March 14, 2002 are entitled to vote at the annual meeting. Each stockholder has one vote per share.

    Whether or not you plan to attend the annual meeting, we urge you to vote your shares by using the toll free telephone number, the internet or by completing and mailing the enclosed proxy card.

                                          By Order of the Board of Directors,


                                          /s/ Stephen J. Hagge

                                          Stephen J. Hagge
                                          Secretary

TABLE OF CONTENTS
                    ------------------------------------------------------------

  Annual Meeting Information
      Who is entitled to vote?...........................................  1
      What am I voting on?...............................................  1
      How does the Board of Directors recommend I vote on the proposal?..  1
      How do I vote?.....................................................  2
      What is a quorum?..................................................  2
      How are shares in a 401(k) plan voted?.............................  2
      How are shares held in a broker account voted?.....................  3
      How many votes are required to elect each director?................  3
      Who will count the votes?..........................................  3
      How much does this proxy cost?.....................................  3
  Proposal -- Election of Directors......................................  4
      Nominees for Election..............................................  4
      Directors Whose Present Terms Continue.............................  5
      Board Committees and Meeting Attendance............................  6
      Board Compensation.................................................  7
  Security Ownership of Certain Beneficial Owners and Management.........  8
  Compensation Committee Report on Executive Compensation................ 10
  Executive Compensation................................................. 12
      Summary Compensation Table......................................... 12
      Option Grants...................................................... 13
      Aggregated Option Exercises and Option Values at Year-End.......... 14
      Employment Agreements.............................................. 14
      Pension Plan....................................................... 15
  Performance Graph...................................................... 17
  Certain Transactions................................................... 18
  Section 16(a) Beneficial Ownership Reporting Compliance................ 18
  Audit Committee Report................................................. 18
  Annual Report.......................................................... 19
  Stockholder Proposals.................................................. 19
  Other Matters.......................................................... 20

[LOGO] APTAR*GROUP

                       475 West Terra Cotta Ave, Suite E
                         Crystal Lake, Illinois 60014

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

ANNUAL MEETING INFORMATION __________________________________________________

    This proxy statement contains information related to the annual meeting of stockholders of AptarGroup, Inc. to be held on Wednesday, May 8, 2002, beginning at 9:00 a.m., at the offices of Sidley Austin Brown & Wood, Bank One Plaza, 55th Floor, Chicago, Illinois, and at any postponements or adjournments of the meeting. The proxy statement was prepared under the direction of AptarGroup's Board of Directors to solicit your proxy for use at the annual meeting. It will be mailed to stockholders on or about April 8, 2002.

Who is entitled to vote? ____________________________________________________

    Stockholders owning our common stock at the close of business on March 14, 2002 are entitled to vote at the annual meeting, or any postponement or adjournment of the meeting. Each stockholder has one vote per share on all matters to be voted on at the meeting. On March 14, 2002, there were 35,880,331 shares of common stock outstanding.

What am I voting on? ________________________________________________________

    You are asked to vote on the election of three nominees to serve on our Board of Directors. The Board of Directors knows of no other business that will be presented at the meeting. If other matters properly come before the annual meeting, the persons named as proxies will vote on them in accordance with their best judgment.

How does the Board of Directors recommend I vote on the proposal?____________

    The Board recommends a vote FOR the election of the three director nominees. Unless you give other instructions when voting your proxy, the persons named as proxies will vote in accordance with the recommendation of the Board.

How do I vote?_______________________________________________________________

    You can vote your proxy in any of the following ways:

   . By Mail: Sign, date and complete the enclosed proxy card and return it in the prepaid envelope.

   . By Telephone: You can vote by touch tone telephone by following the instructions on your proxy card.

   . By Internet: You can vote by internet by following the instructions on your proxy card.

    When voting to elect directors, you have three options:

      .   Vote for all three nominees

      .   Vote for only some of the nominees

      .   Withhold authority to vote for all or some nominees

    If you return your proxy with no votes marked, your shares will be voted as follows:

      .   FOR the election of all three nominees for director

    You can revoke your proxy at any time before it is exercised by one of the following methods:

      .   Writing to AptarGroup's Corporate Secretary

      .   Submitting another signed proxy card with a later date

      .   Voting in person at the annual meeting

      .   Entering a new vote by telephone or the internet

What is a quorum? ___________________________________________________________

    A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of AptarGroup's common stock on March 14, 2002. There must be a quorum for the meeting to be held. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How are shares in a 401(k) plan voted? ______________________________________

    If you hold shares of AptarGroup through your 401(k) plan, you will be instructing the trustee how to vote your shares by completing and returning your proxy card, voting by phone or by the internet. If you do not return your proxy card, or if you return it with unclear voting instructions, or if you do not vote by phone or the internet, the trustee will vote the shares in your 401(k) account in the same proportion as the 401(k) shares for which voting instructions are received.

How are shares held in a broker account voted? ______________________________

    If you own shares through a broker, you should be contacted by your broker regarding a proxy card and whether telephone or internet voting options are available. If you do not instruct your broker on how to vote your shares, your broker, as the registered holder of your shares, may represent your shares at the annual meeting for purposes of determining a quorum, and may vote your shares on some or all proposals. Any unvoted shares, called "broker non-votes," will not affect the outcome of the matter put to a vote.

How many votes are required to elect each director? _________________________

    The three persons receiving the greatest number of votes will be elected to serve as directors. As a result, withholding authority to vote for a director nominee and non-votes with respect to the election of directors will not affect the outcome of the election.

Who will count the votes? ___________________________________________________

    Our transfer agent, Mellon Investor Services, L.L.C., will count the votes.

How much does this proxy cost? ______________________________________________

    We have engaged Mellon Investor Services, L.L.C. to solicit proxies for our annual meeting for a fee of $4,500 plus out-of-pocket expenses. We also reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and employees of AptarGroup and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

               -------------------------------------------------

    Following is the proposal to be voted on at this year's annual meeting.

               -------------------------------------------------

--------------------------------------------------------------------------------

                       PROPOSAL -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

    The Board of Directors is comprised of nine members divided into three classes, with one class of directors elected each year for a three-year term. The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term expiring at the 2005 annual meeting.

    If any of the director nominees is unable or fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee nominated by the Nominating Committee of the Board of Directors. The following sets forth information as to each nominee for election at this meeting and each director continuing in office.

NOMINEES FOR ELECTION AT THIS MEETING TO TERMS EXPIRING IN 2005 _____________


                    Director
Name                 Since   Age Principal Occupation and Directorships
----                -------- --- --------------------------------------
King W. Harris        1993   58  Mr. Harris has been Chairman of the Board since 1996. In
                                 2002, Mr. Harris was elected Chairman of the Rehabilitation
                                 Institute of Chicago. Since 2000, Mr. Harris has been Chairman of Harris Holdings, Inc. (investments). From 1987 to 2000,
                                 Mr. Harris was President and Chief Executive Officer of
                                 Pittway Corporation (now the Security and Fire Solutions
                                 Group of Honeywell International, Inc. ("Honeywell")).
                                 Mr. Harris is Vice-Chairman and a director of Penton Media,
                                 Inc. (a business-to-business trade show operator and media company).

Peter H. Pfeiffer     1993   53  Mr. Pfeiffer has been Vice Chairman of the Board since 1993.

Dr. Joanne C. Smith   1999   41  Dr. Smith was appointed Senior Vice President, Corporate
                                 Strategy, Rehabilitation Institute of Chicago in 2002. From
                                 1997 to 2002, Dr. Smith served as Senior Vice President and
                                 Chief Operating Officer of the Corporate Partnership Division
                                 of the Rehabilitation Institute of Chicago. She has been a physician at the Rehabilitation Institute since 1992 and served as its Director of Business Development from 1994 to 1997.

    The Board of Directors recommends a vote FOR each of the nominees for Director.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2003 ___________________________


                 Director
Name              Since   Age Principal Occupation and Directorships
----             -------- --- --------------------------------------
Ralph Gruska       1993   70  Mr. Gruska is retired. From 1989 to 1991, Mr. Gruska served as
                              Chairman and Chief Executive Officer of the Cosmetics
                              Packaging and Dispensers Division of Cope Allman Packaging
                              plc (a United Kingdom packaging company).

Leo A. Guthart     1993   64  Mr. Guthart has been Executive Vice President of the Home and
                              Building Control Group of Honeywell since 2001. Mr. Guthart has been the Managing Member of the General Partners of
                              Topspin Partners L.P. (venture capital investing) since 2000. From
                              2000 to 2001, Mr. Guthart was Chairman of the Security and Fire
                              Solutions Group of Honeywell. For more than five years prior to
                              2000, Mr. Guthart was Chairman and Chief Executive Officer of
                              Ademco Security Group (now part of Honeywell). Mr. Guthart is a director of the Acorn Investment Trust (an investment trustee)
                              and Symbol Technologies, Inc. (bar code scanners and wireless equipment), and Chairman of the Board and a director of Cylink
                              Corporation (a data encryption and wireless product
                              manufacturer).

Prof. Dr. Robert   2000   62  Prof. Dr. Hacker is retired. For more than five years prior to 2001,
  W. Hacker                   Prof. Dr. Hacker was the Chief of Cardiac Surgery at Herz-und
                              Gefaessklinik (Heart and Vessel Clinic), Bad Neustadt, Germany.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2004 ________________________________________________

                 Director
Name              Since   Age Principal Occupation and Directorships
----             -------- --- --------------------------------------
Alain Chevassus    2001   57  Mr. Chevassus has been President of COSFIBEL (flexible plastic packaging) since 2000. From 1977 to 1999, Mr. Chevassus was
                              President and Chief Executive Officer of Techpack International
                              (a cosmetic packaging division of Pechiney S.A.).

Stephen J. Hagge   2001   50  Mr. Hagge has been Executive Vice President, Chief Financial
                              Officer and Secretary of AptarGroup since 1993. From 1993 to
                              2000, Mr. Hagge was also Treasurer of AptarGroup.

Carl A. Siebel     1993   67  Mr. Siebel has been President and Chief Executive Officer of
                              AptarGroup since 1995. From 1993 through 1995, he was
                              President and Chief Operating Officer of AptarGroup.

BOARD COMMITTEES AND MEETING ATTENDANCE _____________________________________

    The Board met 7 times in 2001. No current director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which each director served.

    The Board of Directors has four active committees: the Executive, Audit, Compensation and Nominating Committees. Committees report their actions to the full Board at its next regular meeting. An affirmative vote of at least 70% of the Board is required to change the size, membership or powers of these committees, to fill vacancies in them, or to dissolve them. A description of the duties of each committee follows the table below.


                    COMMITTEE MEMBERSHIP AND MEETINGS HELD

   --------------------------------------------------------------------------
   -------------------------------------------------------------------------
   Name                              Executive Audit Compensation Nominating
   -------------------------------------------------------------------------
   A. Chevassus
   -------------------------------------------------------------------------
   R. Gruska                                     X        X
   -------------------------------------------------------------------------
   L. A. Guthart                                 X*       X*
   -------------------------------------------------------------------------
   Prof. Dr. R. W. Hacker
   -------------------------------------------------------------------------
   S. J. Hagge
   -------------------------------------------------------------------------
   K. W. Harris                          X*               X           X
   -------------------------------------------------------------------------
   P. H. Pfeiffer                        X                            X
   -------------------------------------------------------------------------
   C. A. Siebel                          X
   -------------------------------------------------------------------------
   Dr. J. C. Smith                               X
   -------------------------------------------------------------------------
   Number of Meetings in Fiscal 2001     4       4        3           0
   -------------------------------------------------------------------------

    X*  Chairperson

Executive Committee _________________________________________________________

   . May exercise certain powers of the Board, when the Board is not in session, in the management of the business and affairs of AptarGroup.

Audit Committee _____________________________________________________________

   . Provides oversight regarding accounting, auditing and financial reporting practices of AptarGroup.

   . Considers annually the qualifications of our independent auditors and the scope of their audit and makes recommendations to the Board as to their appointment.

   . Retains other responsibilities as outlined in the Audit Committee Charter which was attached as Appendix A to the Proxy Statement AptarGroup filed with the Securities and Exchange Commission ("SEC") on April 3, 2001.

Compensation Committee ______________________________________________________

   .   Establishes executive compensation policies and programs.

   . Recommends to the Board base salaries and target bonus levels for executive officers of AptarGroup.

   . Approves awards and grants to be made in accordance with long-term compensation plans.

Nominating Committee ________________________________________________________

   . Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

   . Considers as nominees for director, qualified persons recommended by directors, management and stockholders.

BOARD COMPENSATION __________________________________________________________

    Employees of AptarGroup do not receive any additional compensation for serving as members of the Board or any of its committees. Compensation of non-employee directors consists of the following:

   .   an annual retainer of $10,000, payable $2,500 per quarter

   . a fee of $6,000 for each Board meeting attended in person and $1,000 for any teleconference Board meeting

   . a fee of $1,000 for each committee meeting attended in person (other than a committee meeting held on the same day as a Board meeting) and $250 for each phone meeting of a committee

   . an annual retainer of $2,000 for the Chairpersons of the Audit and Compensation Committees

   . an annual fee of $110,000 is paid to the Chairman of the Board, who is not an executive of AptarGroup, in lieu of the annual retainer and any meeting fees

    Each director is reimbursed for out-of-pocket expenses incurred in attending Board and committee meetings.

    Pursuant to the 2000 Director Stock Option Plan, on May 14, 2001, each non-employee director was granted a non-qualified option to purchase 8,000 shares of Common Stock at a price of $34.40 per share. Each option became exercisable as to 2,000 shares six months after the date of grant and an additional 2,000 shares will become exercisable on the earlier of each anniversary of the date of grant or date of the annual meeting of stockholders. Under the 2000 Director Stock Option Plan, each non-employee director is only eligible for one grant under the Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains information with respect to the beneficial ownership of Common Stock, as of March 14, 2002, by (a) the persons known by AptarGroup to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, (b) each director or director nominee of AptarGroup,
(c) each of the executive officers of AptarGroup named in the Summary Compensation Table below, and (d) all directors, director nominees and executive officers of AptarGroup as a group. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o AptarGroup, Inc., 475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 -
 -----------------------------------------------------------------------------


                                           Shares Owned           Options
                                       ----------------------   Exercisable
                                       Number of  Percentage Within 60 Days of
                 Name                  Shares (1)    (2)     March 14, 2002
 -----------------------------------------------------------------------------
 Neuberger & Berman LLC (3)            4,629,184     12.9           --
 605 Third Avenue
 New York, NY 10158
 -----------------------------------------------------------------------------
 State Farm Mutual Automobile          2,548,468     7.1            --
 Insurance Company (4)
 One State Farm Plaza
 Bloomington, IL 61710
 -----------------------------------------------------------------------------
 Capital Group International, Inc. (5) 1,999,400     5.6            --
 11100 Santa Monica Blvd.
 Los Angeles, CA 90025
 -----------------------------------------------------------------------------
 Alain Chevassus                           9,250      *              4,000
 -----------------------------------------------------------------------------
 Ralph Gruska                             14,000      *             12,000
 -----------------------------------------------------------------------------
 Leo A. Guthart (6)                       74,074      *             14,000
 -----------------------------------------------------------------------------
 Prof. Dr. Robert W. Hacker                6,000      *              6,000
 -----------------------------------------------------------------------------
 Stephen J. Hagge (7)                    146,681      *            130,086
 -----------------------------------------------------------------------------
 King W. Harris (8)                      779,520     2.2            20,000
 -----------------------------------------------------------------------------
 Emil D. Meshberg                        154,957      *             37,000
 -----------------------------------------------------------------------------
 Peter H. Pfeiffer                       783,072     2.2           251,954
 -----------------------------------------------------------------------------
 Rick H. Schofield                        15,000      *             14,000
 -----------------------------------------------------------------------------
 Carl A. Siebel (9)                      398,364     1.1           323,638
 -----------------------------------------------------------------------------
 Dr. Joanne C. Smith (10)                  8,873      *              8,000
 -----------------------------------------------------------------------------
 All Directors, Director Nominees and  3,003,800     8.1         1,371,231
 Executive Officers as a Group
 (20 persons) (11)

    *   Less than one percent.

    (1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares. Number of shares includes options exercisable within 60 days of March 14, 2002.

    (2) Based on 35,880,331 shares of Common Stock outstanding as of March 14, 2002 plus options to purchase shares held by any such person that are exercisable within 60 days of that date.

    (3) The information as to Neuberger & Berman LLC and related entities ("Neuberger & Berman") is derived from a statement on Schedule 13G with respect to the Common Stock, filed with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Such statement discloses that Neuberger & Berman has the sole power to vote 1,346,784 shares, shares power to vote 3,272,100 shares and shares power to dispose of 4,629,184 shares.

    (4) The information as to State Farm Mutual Automobile Insurance Company and related entities ("State Farm") is derived from a statement on
        Schedule 13G with respect to the Common Stock, filed with the SEC pursuant to Section 13(d) of the Exchange Act. Such statement discloses that State Farm has the sole power to vote and dispose of 2,530,632 shares, shares power to vote 5,836 shares and shares power to dispose of 17,836.

    (5) The information as to Capital Group International, Inc. and related entities ("Capital Group") is derived from a statement on Schedule 13G with respect to the Common Stock, filed with the SEC pursuant to
        Section 13(d) of the Exchange Act. Such statement discloses that Capital Group has the sole power to dispose of 1,999,400 shares and the sole power to vote 1,528,200 shares.

    (6) Mr. Guthart shares the power to vote and dispose of 37,878 shares.

    (7) Mr. Hagge shares the power to vote and dispose of 4,719 shares.

    (8) Mr. Harris shares the power to vote and dispose of 443,680 shares.

    (9) Mr. Siebel shares the power to vote and dispose of 70,956 shares.

   (10) Dr. Smith shares the power to vote and dispose of 703 shares.

   (11) Includes 558,336 shares as to which voting power is shared other than with directors and executive officers of AptarGroup.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION _____________________

Compensation Policy _________________________________________________________

    The compensation policy is designed to support AptarGroup's overall objective of increasing stockholder value by:

   . Attracting, motivating and retaining key executives who are critical to the long-term success of AptarGroup.

   . Awarding short-term incentives based upon respective unit performance and overall AptarGroup performance.

   . Aligning executive and stockholder interests through a stock-based long-term incentive program which will reward executives for increased stockholder value.

    The Compensation Committee's general policy is to qualify long-term incentive compensation of U.S. based executive officers for deductibility under
Section 162(m) of the Internal Revenue Code. The total compensation program consists of three components:

Base Salary _________________________________________________________________

    The salary ranges of executive officers are established in relation to competitive market data provided by outside executive compensation consultants and review of proxy statements of similar publicly-held companies in the packaging industry. Comparisons are made to positions with similar job responsibilities, positions in companies of comparable sales volume, and positions in similar companies in the same industry as AptarGroup. Five of the companies used in establishing salary ranges are included in the Value Line Packaging & Container Industry Group used in the performance graph below. Generally, salaries are established between the 50th and 75th quartiles of market rates. Salaries are reviewed and compared to market rates annually. Generally, management performance and accomplishment of goals and objectives also are important factors in determining base salary increases.

Short-term Incentives _______________________________________________________

    Executives are eligible for annual bonuses based upon:

   .   Profit growth

   .   Return on capital

   .   Achievement of other goals and objectives

   .   General management performance

    Generally, profit growth and return on capital are weighted most important in determining annual cash bonuses. For 2001, no set bonus formula was used for Messrs. Siebel, Pfeiffer and Hagge.

Long-term Incentives ________________________________________________________

    Executives are eligible for awards of stock options and restricted stock under AptarGroup's Stock Awards Plans. The awards to executives are made to provide an incentive for future performance to increase stockholder value. The members of the Compensation Committee administer this Plan. In 2001, the total amount of options granted was approximately 1.5% of the total stock outstanding. As reflected in the table of option grants, stock options were granted on January 22, 2001 to all of the named executive officers. Awards were determined in relation to the individual's position and responsibility. The exercise price of the options equaled the market price of AptarGroup's Common Stock on the date of the grants.

Chief Executive Officer Compensation ________________________________________

    Mr. Siebel's salary was increased 5% to $630,000 on January 1, 2001, as compensation for Mr. Siebel's performance. The Committee set the CEO's compensation slightly above the 50th quartile of the comparable salary range. His 2001 bonus of $374,000, $204,000 of which was paid in restricted stock units, was established based upon AptarGroup's performance and strategic actions implemented in 2001. During 2001, Mr. Siebel was awarded an option to purchase 56,000 shares of Common Stock.

                                          COMPENSATION COMMITTEE

                                          Leo A. Guthart, Chairman
                                          Ralph Gruska
                                          King W. Harris

EXECUTIVE COMPENSATION ______________________________________________________

Summary Compensation Table __________________________________________________

    The following table sets forth compensation information for the President and Chief Executive Officer and AptarGroup's four other most highly compensated executive officers serving at the end of 2001 (the "named executive officers").


                            SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------
                                                     Long Term
                                  Annual            Compensation
                               Compensation            Awards
                             -----------------------------------------
                                                           Securities
                                                           Underlying
  Name and Principal                   Cash    Restricted   Options/   All Other
       Position         Year  Salary   Bonus    Stock(1)      SARs    Compensation
----------------------------------------------------------------------------------
Carl A. Siebel          2001 $630,000 $170,000 $ 204,000(2)  56,000            --
  President and Chief   2000  600,000  272,000    81,600     56,000            --
  Executive Officer     1999  550,000  162,500   195,000     60,000         1,389
----------------------------------------------------------------------------------
Peter H. Pfeiffer       2001 $420,000 $255,000        --     44,000            --
  Vice Chairman of the  2000  400,000  255,000       ---     44,000            --
  Board                 1999  365,000  240,000        --     47,000            --
----------------------------------------------------------------------------------
Stephen J. Hagge        2001 $315,000 $200,000 $  36,000(2)  20,000       $ 9,364(3)
  Executive Vice        2000  300,000  180,000    60,000     20,000         9,344
  President and Chief   1999  275,000  165,000    60,000     21,000         8,891
  Financial Officer and
  Secretary
----------------------------------------------------------------------------------
Emil D. Meshberg        2001 $324,000 $ 19,450 $  23,330(2)  17,000       $16,132(4)
  Vice President, Chief 2000  312,000   93,600        --     17,000        16,225
  Executive Officer of. 1999  258,750   75,000    90,000     20,000        11,500
  EMSAR, Inc.
----------------------------------------------------------------------------------
Rick H. Schofield       2001 $314,600 $ 37,750        --     14,000       $14,614(5)
  President, EMSAR,     2000  302,500   90,750        --     14,000        16,839
  Inc.                  1999  258,750  150,000        --         --        10,450

 (1) The number and value of restricted stock units held by the named executives as of December 31, 2001, respectively, are as follows:

     Carl A. Siebel--8,468 / $296,634
     Stephen J. Hagge--3,796 / $132,974
     Emil D. Meshberg--2,622 / $91,847

         The restricted stock units were valued using the closing share price on the New York Stock Exchange of $35.03 on December 31, 2001. All of the shares of restricted stock units vest ratably over three years from the date of grant and dividends are paid on vested shares only.

 (2) Restricted stock unit values are based upon the issuance of 6,182 units, 1,091 units and 707 units to Messrs. Siebel, Hagge and Meshberg, respectively, and the closing share price on the New York Stock Exchange of $33.00 on February 13, 2002. These restricted stock units were issued at the election of the named executives in lieu of a portion of their 2001 annual bonus. All of the restricted stock units vest ratably over three years from the date of grant and dividends are paid on vested units only.

 (3) Consists of $5,100 for Company matching contributions to the AptarGroup, Inc. Profit Sharing and Savings Plan, $3,207 for Company-provided supplemental disability insurance and $1,057 for Company-provided term life insurance.

 (4) Consists of $4,512 for Company matching contributions to the AptarGroup, Inc. Profit Sharing and Savings Plan, $11,284 for Company-provided split dollar life insurance and $336 for Company-provided term life insurance.

 (5) Consists of $4,544 for Company matching contributions to the AptarGroup, Inc. Profit Sharing and Savings Plan, $1,584 for Company-provided supplemental disability insurance and $8,486 for Company-provided term life insurance.

Option Grants _______________________________________________________________

    The following table shows all grants in 2001 of stock options to the named executive officers. The exercise price of all such options was the fair market value on the date of grant. No SARs were granted in 2001.


                                      Individual Grants (1) (2)
                  ------------------------------------------------------------------
                                                               Potential Realizable
                                                                 Value as Assumed
                                                                 Annual Rates of
                  Securities % of Total                            Stock Price
                  Underlying  Options                            Appreciation for
                   Options   Granted to  Per Share                 Option Term
                   Granted   Employees  Exercise or Expiration ---------------------
      Name           (#)      in 2001   Base Price     Date       5%        10%
-----------------------------------------------------------------------------------
Carl A. Siebel      56,000      10.5      $28.06     1/22/11   $988,232  $2,504,320
-----------------------------------------------------------------------------------
Peter H. Pfeiffer   44,000       8.2       28.06     1/22/11    776,468   1,967,680
-----------------------------------------------------------------------------------
Stephen J. Hagge    20,000       3.7       28.06     1/22/11    352,940     894,400
-----------------------------------------------------------------------------------
Emil D. Meshberg    17,000       3.2       28.06     1/22/11    299,999     760,240
-----------------------------------------------------------------------------------
Rick H. Schofield   14,000       2.6       28.06     1/22/11    247,058     626,080

 (1) All options become exercisable in equal one-third annual increments beginning one year from the grant date.

 (2) All options listed in the table expire ten years after their date of grant. Based on 35,625,841 shares of Common Stock outstanding on January 22, 2001 the closing price per share of Common Stock of $28.06 on January 22, 2001 and a ten-year period, the potential realizable value to all stockholders at 5% and 10% assumed annual rates of stock appreciation would be approximately $628,689,000 and $1,593,188,000.

Aggregated Option Exercises and Option Values at Year-End ___________________

    The following table provides information as to options exercised and the value of options held by the named executive officers at year-end measured in terms of the closing price of the Common Stock on December 31, 2001. AptarGroup has not granted any SARs.


                                       Number of Securities     Value of Unexercised
                   Shares              Underlying Options at   In-the-Money Options at
                  Acquired             December 31, 2001 (#)    December 31, 2001 ($)
                     on      Value    --------------------------------------------------
                  Exercise  Realized                  Not                      Not
      Name          (#)       ($)     Exercisable Exercisable Exercisable  Exercisable
---------------------------------------------------------------------------------------
Carl A. Siebel     66,420  $1,597,058   266,305     113,333   $  4,113,598 $  1,005,619
---------------------------------------------------------------------------------------
Peter H. Pfeiffer       --         --   206,954      89,000      3,174,064      483,078
---------------------------------------------------------------------------------------
Stephen J. Hagge   10,000  $  195,625   109,753      40,333      1,846,042      358,027
---------------------------------------------------------------------------------------
Emil D. Meshberg        --         --    19,000      35,000        174,155      309,945
---------------------------------------------------------------------------------------
Rick H. Schofield       --         --     4,667      23,333         57,311      212,189

Employment Agreements _______________________________________________________

    Mr. Siebel's employment agreement provides for employment through December 31, 2002 at a minimum salary of $630,000 and provides for a payment of three months' salary to his survivors in the event of his death while employed. The agreement provides for an automatic extension for a period of one year, unless it is terminated by AptarGroup or Mr. Siebel by written notice seven months before the end of the then current contract period. A separate pension agreement provides Mr. Siebel with an annual pension compensation, subject to cost of living adjustments, of 60% of his 2000 salary for life, and in the event of his death, provides his surviving widow with annual payments of 60% of his then pension for life. Mr. Siebel began receiving benefits from this pension in February 2000, and pension benefits for the year 2001, which are denominated in Euros, are equivalent to approximately $318,000. Benefits are not subject to reduction for Social Security benefits or other offset items.

    Mr. Pfeiffer's employment agreement provides for employment through April 21, 2003 at a minimum salary of $420,000 and provides for a payment of three months' salary to his survivors in the event of his death while employed. The agreement provides for an automatic extension for a period of five years, unless it is terminated by AptarGroup or Mr. Pfeiffer by written notice one year before the end of the then current contract period; however, the agreement automatically terminates on June 28, 2013. A separate pension agreement provides Mr. Pfeiffer with an annual pension compensation, subject to cost of living adjustments, of up to 60% of his final year's salary for life, and in the event of his death, provides his surviving widow with annual payments of 60% of his then pension for life and may provide any surviving child with annual payments of up to 30% of his then pension to as late as age 27. Pension benefits would normally commence at age 60, but reduced benefits are available after age 55 subject to a minimum annual payment of approximately $123,000. Estimated annual pension benefits upon retirement at age 60 (assuming the current salary remains constant) are equivalent to $252,000. Benefits are not subject to reduction for Social Security or other offset items.

    Mr. Hagge's employment agreement provides for employment through February 1, 2005 at a minimum annual salary of $315,000 and provides, in the event of disability, payment for a period of two years from termination due to disability of one-half of the amount Mr. Hagge would have received and, in the event of death, payment to his estate until the second anniversary of his death of one-half of the amount he would have received. Mr. Hagge is also entitled to additional term life insurance coverage and supplemental long-term disability coverage. The agreement provides for an automatic extension as of each February 1 for one additional year unless either AptarGroup or Mr. Hagge terminates the automatic extension provision by written notice at least 30 days prior to the automatic extension date; provided, however, that in no event shall the term extend beyond October 28, 2016. Mr. Hagge's employment agreement provides that if he is terminated without cause, Mr. Hagge will continue to receive his salary until the end of the employment period then in effect. In the event of a change in control of AptarGroup, Mr. Hagge may not be terminated unless he receives written notice of such termination at least six months prior to the date of termination. If Mr. Hagge is terminated within two years following a change in control or if he terminates his employment for good reason within such two-year period, Mr. Hagge will continue to receive his salary for 18 months following the date of termination.

    Mr. Meshberg's employment agreement provides for employment through February 17, 2003 at a minimum annual salary of $324,000. The agreement provides for an automatic extension for a period of one year, unless it is terminated by AptarGroup or Mr. Meshberg by written notice six months before the end of the then current contract period. Mr. Meshberg is also entitled to additional split-dollar life insurance coverage. Mr. Meshberg's employment agreement provides that if he is terminated without cause or if he terminates for good reason (which includes, among other things, a change in control of AptarGroup), Mr. Meshberg will continue to receive his salary until the later to occur of February 17, 2003 and 24 months following the date of termination of employment. Mr. Meshberg is also entitled to receive any accrued salary and bonus through the date of termination, as well as certain other benefits.

    Mr. Schofield's employment agreement provides for employment through December 31, 2002 at a minimum annual salary of $314,600. The agreement provides for an automatic extension for a period of one year, unless it is terminated by AptarGroup or Mr. Schofield by written notice six months before the end of the then current contract period. Mr. Schofield is also entitled to additional term life insurance coverage and supplemental long-term disability coverage. Mr. Schofield's employment agreement provides that if he is terminated without cause or if he terminates for good reason, Mr. Schofield will continue to receive his salary until the end of the employment period then in effect. Mr. Schofield is also entitled to receive any accrued salary and bonus through the date of termination, as well as certain other benefits.

Pension Plan ________________________________________________________________

    The majority of U.S. employees of AptarGroup and its subsidiaries are eligible to participate in the Pension Plan. Employees are eligible to participate after six months of credited service and become fully vested after five years of credited service. The annual benefit payable to an employee under the Pension Plan upon retirement computed as a straight life annuity equals the sum of the separate amounts the employee accrues for each of his years of credited service under the Plan. Such separate amounts are determined as follows: for each year of credited service through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.8% (2% for years after 1986) of such year's compensation above such wage base, plus certain increases put into effect prior to 1987; for each year after 1988 through the year in which the employee reaches 35 years of service, 1.2% of such year's "Covered Compensation" and 1.85% of such year's compensation above such "Covered Compensation"; and for each year thereafter, 1.2% of such year's compensation. The employee's compensation under the Pension Plan for any year includes all salary, commissions and overtime pay and, beginning in 1989, bonuses, subject to such year's limit applicable to tax-qualified retirement plans. The employee's "Covered Compensation" under the Pension Plan for any year is generally the average of the Social Security wage base for each of the 35 years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement under the Pension Plan is age 65 and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset items.

    U.S. employees of AptarGroup and its subsidiaries participating in the Pension Plan are also eligible for AptarGroup's non-qualified supplemental retirement plan ("SERP"). The benefits payable under the SERP will generally be in the form of a single sum and will be computed as a single life annuity equal to the sum of the separate amounts the participant accrues for each year of credited service. Such separate amounts are determined as follows: for each year of credited service through the year in which the participant reaches 35 years of service, 1.85% of the participant's "Supplemental Earnings"; and for each year after 35 years of credited service, 1.2% of such year's "Supplemental Earnings." "Supplemental Earnings" is generally the difference between (i) the participant's earnings calculated as if the limitation of Section 401(a)(17) of the Internal Revenue Code were not in effect and (ii) the participant's recognized earnings under the Pension Plan. Participants who terminate service prior to being eligible for retirement (i.e., age 65 or age 55 with 10 years of credited service) will forfeit all accrued benefits under the SERP. The SERP provides for the vesting of all accrued benefits in the event of a change of control.

    Estimated annual benefits payable under the Pension Plan and the SERP upon retirement at normal retirement age for Messrs. Hagge, Meshberg and Schofield are approximately $207,000, $92,000 and $116,000, respectively. Messrs. Siebel and Pfeiffer are not eligible to receive benefits under the Pension Plan but, as described above, Messrs. Siebel and Pfeiffer are entitled to certain pension benefits pursuant to their respective employment agreements.

PERFORMANCE GRAPH ___________________________________________________________

    The following graph shows a five year comparison of the cumulative total stockholder return on AptarGroup's Common Stock as compared to the cumulative total return of two other indexes: the Value Line Packaging & Container Industry Group ("Peer Group") and the Standard & Poor's 500 Composite Stock Price Index. The companies included in the Peer Group are: American Greetings Corporation, Inc., AptarGroup, Inc., Ball Corporation, Bemis Company, Inc., Caraustar Industries, Inc., Chesapeake Corporation, CLARCOR Inc., Crown Cork & Seal Company, Inc., Owen-Illinois, Inc., Packaging Corporation of America, Pactiv Corporation, Rock-Tenn Company, Sealed Air Corporation, Smurfit-Stone Container Corporation and Sonoco Products Company. Changes in the Peer Group from year to year result from companies being added to or deleted from the Value Line Packaging & Container Industry Group. These comparisons assume an initial investment of $100 and the reinvestment of dividends.

                                    [CHART]


                   12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
        ----------------------------------------------------------------

        AptarGroup   100      158      161      145      171      206
        ----------------------------------------------------------------

        Peer Group   100      122      106       98       68       86
        ----------------------------------------------------------------

        S&P 500      100      133      171      208      189      166

CERTAIN TRANSACTIONS ________________________________________________________

    On February 17, 1999, AptarGroup acquired the capital stock of privately held Emson Research Inc. and related companies ("Emsar", formerly known as Emson), for a purchase price of approximately $122.8 million in cash and approximately $4 million in Common Stock. Emil Meshberg, who prior to the Emsar acquisition was Chief Executive Officer of Emsar, entered into an employment agreement with AptarGroup and became an executive officer of AptarGroup immediately following the Emsar acquisition.

    As a result of the Emsar acquisition, AptarGroup leases real estate from, purchases materials from and sells products to entities related to Mr. Meshberg or certain members of his family. In 2001, the transactions between AptarGroup and these entities amounted to lease payments of approximately $612,000, purchases and license royalties of approximately $57,000 and sales of approximately $20,000.

    As a courtesy to Messrs. Siebel and Pfeiffer, whose principal residences are in Europe, AptarGroup makes certain estimated income tax payments on their behalf. These balances are typically repaid at different times throughout the year. The largest amounts owed to AptarGroup for such payments at any time during 2001 were approximately $84,000 and $106,000 for Messrs. Siebel and Pfeiffer, respectively. Interest is not charged on outstanding balances. There were no outstanding balances from either Messrs. Siebel or Pfeiffer at December 31, 2001. As of March 14, 2002, Mr. Siebel's outstanding balance was approximately $12,000 and Mr. Pfeiffer had no outstanding balance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE _____________________

    Based on AptarGroup records and other information, Dr. Joanne Smith and Mr. Patrick Doherty each filed one report late which included one transaction that had not been reported on a timely basis. AptarGroup believes that all SEC filing requirements applicable to its other Executive Officers and Directors were complied with for 2001.

AUDIT COMMITTEE REPORT ______________________________________________________

    The Audit Committee of AptarGroup's Board of Directors is composed of three independent, non-employee directors as required by New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board.

    Management is responsible for AptarGroup's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of AptarGroup's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to assist the Board in fulfilling its responsibility for overseeing the quality and integrity of the accounting, auditing and financial reporting practices of AptarGroup.

    The Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Management has represented to the Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. Also, the Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

    In addition, the Committee discussed with the independent accountants the accountants' independence from AptarGroup and its management, and the independent accountants provided the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In considering the independence of AptarGroup's independent accountants, the Committee took into consideration the amount and nature of the fees paid to the independent accountants for non-audit services as described under "Other Matters" in this Proxy Statement.

    Based on the review and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in AptarGroup's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Leo A. Guthart, Chairman
                                          Ralph Gruska
                                          Dr. Joanne C. Smith

ANNUAL REPORT _______________________________________________________________

    AptarGroup's annual report for the year ended December 31, 2001 is being distributed with this proxy statement. Stockholders are referred to the report for financial and other information about AptarGroup, but such report is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS _______________________________________________________

    In order to be considered for inclusion in AptarGroup's proxy materials for the 2003 Annual Meeting of Stockholders, any stockholder proposal must be received at AptarGroup's principal executive offices at 475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014 by December 9, 2002. In addition, AptarGroup's Bylaws establish an advance notice procedure for stockholder proposals to be brought before any meeting of stockholders, including proposed nominations of persons for election to the Board. Stockholders at the 2002 annual meeting may consider stockholder proposals or nominations brought by a stockholder of record on March 14, 2002, who is entitled to vote at the annual meeting and who has given AptarGroup's Secretary timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 2002 annual meeting must have been received by the Secretary on or after February 8, 2002 and on or prior to March 10, 2002. The 2003 annual meeting is expected to be held on May 7, 2003. A stockholder proposal or nomination intended to be brought before the 2003 annual meeting must be received by the Secretary on or after February 7, 2003 and on or prior to March 9, 2003.

OTHER MATTERS _______________________________________________________________

    PricewaterhouseCoopers LLP served as independent accountants for the year ended December 31, 2001. A decision regarding the selection of the independent accountants to audit AptarGroup's consolidated financial statements for the year ending December 31, 2002 has not yet been made. It is expected that a representative of PricewaterhouseCoopers LLP will attend the annual meeting, with the opportunity to make a statement if he should so desire, and will be available to respond to appropriate questions.

    The following fees were billed by PricewaterhouseCoopers LLP, AptarGroup's independent accountants, for services rendered in 2001:

           . Audit Fees                                   $  694,000

           . All Other Fees:
                   Tax Planning and Consulting Fees          295,000
                   Other Fees                                 70,000
                                                          ----------
                   Total Fees                             $1,059,000
                                                          ==========

    Audit Fees primarily represent amounts paid for the audit of AptarGroup's annual financial statements, reviews of SEC Forms 10-Q and 10-K and statutory audit requirements at certain non-U.S. locations.

    Tax Planning and Consulting Fees represent assistance in the preparation of AptarGroup's U.S. tax return, domestic and international income tax planning assistance, expatriate and executive tax work and tax work related to foreign entity statutory audits.

    Other Fees include amounts paid for due diligence assistance and audits of benefit plans. PricewaterhouseCoopers LLP did not bill AptarGroup for fees related to financial information systems design or implementation in 2001.

By Order of the Board of Directors,

  /s/ Stephen J. Hagge
Stephen J. Hagge
Secretary

Crystal Lake, Illinois
April 8, 2002

                                  Please mark
                                 your votes as
                                  indicated in
                                  this example     [X]


1. ELECTION OF DIRECTORS

   FOR all nominees        WITHHOLD
   listed at right         AUTHORITY
      (except as        to vote for all
    marked to the          nominees
      contrary)         listed at right
        [_]                  [_]

01 King  W. Harris, 02 Peter H. Pfeiffer, and
03 Dr. Joanne C. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------

2. IN THEIR DISCRETION UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY BE BROUGHT BEFORE THE
   MEETING

Please disregard if you have previously provided your consent decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will
be my responsibility.                                                        [_]

The shares represented by this proxy will be voted as herein directed, but if no direction is given, the shares will be voted FOR proposal 1. This proxy revokes any proxy heretofore given.

Dated:________________________________________________, 2002


------------------------------------------------------------
               Signature of Stockholder

------------------------------------------------------------
                Signature if held jointly

(Please fill in, sign and date this proxy and mail it in the envelope provided)


IMPORTANT: Please sign exactly as your name(s) appear to the left. Joint owners should each sign personally. If you sign as agent or any other capacity, please state the capacity in which you sign.

                              FOLD AND DETACH HERE

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

       Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    Internet
                           http://www.eproxy.com/atr
                      Use the Internet to vote your proxy.
                       Have your proxy card in hand when
                      you access the web site. You will be
                         prompted to enter your control
                      number, located in the box below, to
                        create and submit an electronic
                                    ballot.

                                       OR

                                    Telephone
                                 1-800-435-6710
                         Use any touch-tone telephone to
                        vote your proxy. Have your proxy
                      card in hand when you call. You will
                       be prompted to enter your control
                       number, located in the box below,
                     and then follow the directions given.

                                       OR

                              Mark, sign and date
                                your proxy card
                                       and
                                return it in the
                              enclosed postage-paid
                                    envelope.

               If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

You can view the Proxy Statement and Annual Report on the internet at http://investor.aptargroup.com/proxy.cfm

                                                                          COMMON
                                                                           STOCK
                                                                           PROXY

                                AptarGroup, Inc.
                       475 West Terra Cotta Ave., Suite E
                             Crystal Lake, IL 60014

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Stephen J. Hagge and Ralph A. Poltermann, or either of them (each with full power of substitution), are hereby authorized to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of AptarGroup, Inc. to be held on May 8, 2002, and at any adjournment thereof as specified on reverse side:

                           (continued on reverse side)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE


       You can now access your AptarGroup, Inc. account online.

Access your AptarGroup shareholder account online via Investor ServiceDirect/SM/
(ISD).

Mellon Investor Services LLC, agent for AptarGroup, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

     . View account status                . View payment history for dividends
     . View certificate history           . Make address changes
     . View book-entry information        . Obtain a duplicate 1099 tax form
                                          . Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com
                and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect/SM/ is currently only available for domestic individual and joint accounts.

     .   SSN
     .   PIN
     .   Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

     .  SSN
     .  PIN
     .  Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

     .   Certificate History
     .   Book-Entry Information
     .   Issue Certificate
     .   Payment History
     .   Address Change
     .   Duplicate 1099

              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time